                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2006
                                  CINTEL CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-100046               52-2360156
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)           Identification Number)

         9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
               (Address of principal executive offices) (zip code)

                                 (502) 657-6077
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed on
October 31, 2006 by Cintel Co., Inc. relating to events which occurred on
October 24, 2006. The only portion of such Form 8-K being amended is to include the exhibits.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                                   Description
-------        -----------------------------------------------------------------

10.1           Convertible Bonds Subscription Agreement between the Company and
               Axlon Corporation dated October 24, 2006

10.2           Convertible Bonds Subscription Agreement between the Company and
               Emerging Memory & Logic Solutions, Inc. dated October 24, 2006

10.3           Convertible Bonds Subscription Agreement between the Company and
               KTB China Optimum Fund dated October 24, 2006

10.4           Convertible Bonds Subscription Agreement between the Company and
               STS Semiconductor & Telecommunications Co. Ltd. dated October 24,
               2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CINTEL CORP.

Dated: October 31, 2006                By:      /s/ Sang Don Kim
                                           ----------------------------------
                                                Sang Don Kim
                                                Chief Executive Officer